UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2018

CARBON ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1170, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7043
(Registrant’s telephone number including area code)

CARBON NATURAL GAS COMPANY
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Carbon Natural Gas Company, a Delaware corporation (the “Company”), filed a certificate of amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, pursuant to which (i) the Company changed its name to “Carbon Energy Corporation” (the “Name Change”) and (ii) increased the number of authorized shares of its $0.01 par value common stock (the “Common Stock”) from ten million (10,000,000) to thirty-five million (35,000,000) (the “Authorized Stock Increase”). In accordance with the Delaware General Corporation Law, the Board of Directors of the Company (the “Board”) approved the Name Change without stockholder approval. The Authorized Stock Increase was approved by the holders of a majority of the issued and outstanding shares of Common Stock and Series B Convertible Preferred Stock by a written consent dated April 23, 2018. The Certificate of Amendment was filed May 1, 2018 with a delayed effective date of June 1, 2018. The Board also approved an administrative amendment to the Company’s Amended & Restated Bylaws to reflect the Name Change (“Amendment No. 1 to Amended & Restated Bylaws”).

The foregoing summary of the Certificate of Amendment and Amendment No. 1 to Amended & Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and Amendment No. 1 to Amended & Restated Bylaws, copies of which are attached hereto as Exhibit 3(i) and Exhibit 3(ii) and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3(i)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Carbon Natural Gas Company, effective June 1, 2018
3(ii)	Amendment No. 1 to Amended & Restated Bylaws of Carbon Natural Gas Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARBON ENERGY CORPORATION
June 4, 2018
/s/ Patrick R. McDonald
Patrick R. McDonald, Chief Executive Officer

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